UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 1, 2013

ACTAVIS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-13305	95-3872914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center III

400 Interpace Parkway

Parsippany, New Jersey

07054

(Address of Principal Executive Offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Actavis Credit and Guaranty Agreements

On October 1, 2013 and pursuant to that certain Term Loan Amendment Agreement (the “Term Amendment Agreement”), by and among Actavis, Inc. (the “Company”), Bank of America, N.A. (“BofA”), as administrative agent thereunder, and the lenders party thereto, dated as of August 1, 2013, Actavis plc (“New Actavis” and formerly known as Actavis Limited), as parent guarantor, Actavis WC Holding S.à r.l. (the “ACT Borrower”), as borrower, the Company, as a subsidiary guarantor, and BofA, as administrative agent, entered into that certain Amended and Restated Actavis Term Loan Credit and Guaranty Agreement (the “ACT Term Loan Agreement”), dated as of October 1, 2013. The ACT Term Loan Agreement amends and restates the Company’s existing $1.8 billion senior unsecured term loan credit agreement dated as of June 22, 2012.

On October 1, 2013 and pursuant to that certain Revolver Loan Amendment Agreement (the “Revolver Amendment Agreement” and, together with the Term Amendment Agreement, the “Amendment Agreements”), by and among the Company, BofA, as administrative agent thereunder, and the lenders party thereto, dated as of August 1, 2013, New Actavis, as parent guarantor, the ACT Borrower, as borrower, the Company, as a subsidiary guarantor, and BofA, as administrative agent, entered into that certain Amended and Restated Actavis Revolving Credit and Guaranty Agreement (the “ACT Revolving Credit Agreement” and, together with the ACT Term Loan Agreement, the “Amended and Restated Credit Agreements”), dated as of October 1, 2013. The ACT Revolving Credit Agreement amends and restates the Company’s existing $750 million senior unsecured revolving credit agreement dated as of September 16, 2011, as amended by that certain Amendment No. 1 to Credit Agreement and Joinder Agreement dated as of May 21, 2012. The foregoing description of the Amendment Agreements and the Amended and Restated Credit Agreements does not purport to be complete and is qualified in its entirety by reference to the full texts thereof filed as Exhibits 10.1 through 10.4 to the Company’s current report filed on Form 8-K dated as of August 2, 2013, and incorporated herein by reference.

Fourth Supplemental Indenture

On October 1, 2013, New Actavis, the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a fourth supplemental indenture (the “Fourth Supplemental Indenture”), supplementing the indenture, dated as of August 24, 2009 (the “Base Indenture” and, together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture (each as defined below), the “Indenture”), as supplemented by the first supplemental indenture, dated as of August 24, 2009 (the “First Supplemental Indenture”), the second supplemental indenture, dated as of May 7, 2010 (the “Second Supplemental Indenture”), and the third supplemental indenture, dated as of October 2, 2012 (the “Third Supplemental Indenture”). Pursuant to the Fourth Supplemental Indenture, New Actavis has provided a full and unconditional guarantee of the Company’s obligations under its 5.000% Senior Notes due August 15, 2014 (the “2014 Notes”), 6.125% Senior Notes due August 15, 2019 (the “2019 Notes”), 1.875% Senior Notes due 2017 (the “2017 Notes”), 3.250% Senior Notes due 2022 (the “2022 Notes”) and 4.625% Senior Notes due 2042 (the “2042 Notes,” and together with the 2014 Notes, the 2019 Notes, the 2017 Notes and the 2022 Notes, the “Notes”). The Fourth Supplemental Indenture is filed as Exhibit 4.1 to New Actavis’ October 1, 2013 Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2013, pursuant to the transaction agreement, dated May 19, 2013, among the Company, Warner Chilcott Public Limited Company (“Warner Chilcott”), New Actavis, Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (“MergerSub” and now known as Actavis W.C. Holding 2 Inc.) (the “Transaction Agreement”), (a) New Actavis acquired Warner Chilcott (the “Acquisition”) pursuant to a scheme of arrangement under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 (the “Scheme”) and (b) MergerSub merged with and into the Company, with the Company as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of the Company and Warner Chilcott became wholly owned subsidiaries of New Actavis.

Pursuant to the terms of the Transaction Agreement, each Warner Chilcott ordinary share (the “Warner Chilcott Ordinary Shares”) was converted into the right to receive 0.160 of a New Actavis ordinary share, and each of the Company’s common shares (the “Actavis common share”), was converted into the right to receive one New Actavis ordinary share.

The issuance of New Actavis ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended, pursuant to New Actavis’ registration statement on Form S-4 (File No. 333-189402) (the “Registration Statement”) filed with the SEC and declared effective on July 31, 2013. The definitive joint proxy statement/prospectus of the Company and Warner Chilcott, dated July 31, 2013, that forms a part of the Registration Statement contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of the Company and Warner Chilcott in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Actavis is the successor issuer to the Company and to Warner Chilcott, New Actavis’ ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Actavis is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. New Actavis’ ordinary shares were approved for listing on the New York Stock Exchange (“NYSE”) and trade under the symbol “ACT.”

Prior to the Transactions, Actavis Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. The Warner Chilcott Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ. Both the Actavis Common Shares and the Warner Chilcott Ordinary Shares were suspended from trading on the NYSE and the NASDAQ, respectively, prior to the open of trading on October 1, 2013. Warner Chilcott expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Warner Chilcott Ordinary Shares. The Company currently intends to file a Form 15 with the SEC to terminate the registration of the Actavis Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in January 2014.

The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Exhibit 2.1 to the Company’s current report filed on Form 8-K dated as of May 23, 2013, and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Actavis Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbol “ACT.” As a result of the Transactions, each Actavis Common Share was cancelled and automatically converted into the right to receive one New Actavis ordinary share. The Company has requested that the NYSE file a Form 25 to withdraw the Actavis Common Shares from listing and terminate the registration of the Actavis Common Shares under Section 12(b) of the Exchange Act. Prior to the open of trading on the NYSE on October 1, 2013, trading in Actavis Common Shares was suspended by the NYSE. The Company currently intends to file a Form 15 with the SEC to terminate the registration of the Actavis Common Shares under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in January 2014. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Transactions, on October 1, 2013, each Actavis Common Share was cancelled and automatically converted into the right to receive one New Actavis ordinary share. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 1, 2013, Christopher W. Bodine, Michael J. Fedida, Michel J. Feldman, Albert F. Hummel, Catherine M. Klema, Jack Michelson, Ronald R. Taylor, Andrew L. Turner and Fred G. Weiss notified the Company of their decisions to resign from the Board, effective immediately. None of these resignations were a result of any disagreement with the Company, its management or the Board of Directors.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 1, 2013, in connection with the consummation of the Transactions, the Company further amended and restated its Amended and Restated Articles of Incorporation. Effective that same date, the Company further amended and restated its Second Amended and Restated Bylaws. The Amended and Restated Articles of Incorporation of the Company and the Third Amended and Restated Bylaws of the Company are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1	Transaction Agreement, dated May 19, 2013, by and among Actavis, Inc., Warner Chilcott Public Limited Company, Actavis Limited (now known as Actavis plc), Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.) (incorporated by reference to Exhibit 2.1 of Actavis, Inc.’s May 23, 2013 Current Report on Form 8-K).

3.1	Amended and Restated Articles of Incorporation of Actavis, Inc.

3.2	Third Amended and Restated Bylaws of Actavis, Inc.

4.1	Fourth Supplemental Indenture, dated as of October 1, 2013, by and among Actavis, Inc., Actavis plc (formerly known as Actavis Limited) and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Actavis plc’s October 1, 2013 Current Report on Form 8-K).

10.1	Term Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 (incorporated by reference to Exhibit 10.1 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.2	Revolver Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 (incorporated by reference to Exhibit 10.2 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.3	Amended and Restated Actavis Term Loan Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.3 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.4	Amended and Restated Actavis Revolving Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.4 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

FORWARD-LOOKING STATEMENTS

This communication may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company, Actavis plc, Warner Chilcott, the acquisition and other transactions contemplated by the Transaction Agreement, acquisition financing, the Company’s, Actavis plc’s or Warner Chilcott’s long-term credit rating and revenues and operating earnings. These statements or disclosures may discuss goals, intentions and expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to the Company, Actavis plc or Warner Chilcott, based on current beliefs of management as well as assumptions made by, and information currently available to, management. It is important to note that the Company’s, Actavis plc’s and Warner Chilcott’s goals and expectations are not predictions of actual performance. The Company’s, Actavis plc’s or Warner Chilcott’s performance, at times, will differ from its goals and expectations. Forward-looking statements generally will be accompanied by words such as “anticipate,” “believe,” “plan,” “could,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “possible,” “potential,” “predict,” “project” or other similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside of our control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, the inherent uncertainty associated with financial projections; successful integration of the Warner Chilcott acquisition and the ability to recognize the anticipated synergies and benefits of the Warner Chilcott acquisition; the difficulty of predicting the timing and outcome of pending or future litigation and government investigations and risks that an adverse outcome in such litigation or investigations could render the Company, Actavis plc or Warner Chilcott liable for substantial damages or penalties; risks that resolution of patent infringement litigation through settlement could result in investigations or actions by private parties or government authorities or agencies; the impact of competitive products and pricing; risks related to fluctuations in foreign currency exchange rates; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; market acceptance of and continued demand for the Company’s, Actavis plc’s or Warner Chilcott’s products; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to the Company’s, Actavis plc’s or Warner Chilcott’s facilities, products and/or businesses; and changes in the laws and regulations, including Medicare, Medicaid, and similar laws in foreign countries affecting, among other things, pricing and reimbursement of pharmaceutical products and the settlement of patent litigation. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and such other risks and uncertainties detailed in Actavis, Inc.’s periodic public filings with the Securities and Exchange Commission, including but not limited to Actavis, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 (as revised pursuant to Actavis, Inc.’s Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013) and Quarterly Reports on Form 10-Q for the periods ended March 31, 2013 and June 30, 2013, and Warner Chilcott’s periodic public filings with the Securities and Exchange Commission, including but not limited to Warner Chilcott’s Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013. Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2013	ACTAVIS, INC.

	By:	/s/ David A. Buchen
	Name:	David A. Buchen
	Title:	Chief Legal Officer – Global and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Transaction Agreement, dated May 19, 2013, by and among Actavis, Inc., Warner Chilcott Public Limited Company, Actavis Limited (now known as Actavis plc), Actavis Ireland Holding Limited, Actavis W.C. Holding LLC (now known as Actavis W.C. Holding Inc.) and Actavis W.C. Holding 2 LLC (now known as Actavis W.C. Holding 2 Inc.) (incorporated by reference to Exhibit 2.1 of Actavis, Inc.’s May 23, 2013 Current Report on Form 8-K).

3.1	Amended and Restated Articles of Incorporation of Actavis, Inc.

3.2	Third Amended and Restated Bylaws of Actavis, Inc.

4.1	Fourth Supplemental Indenture, dated as of October 1, 2013, by and among Actavis, Inc., Actavis plc (formerly known as Actavis Limited) and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 of Actavis plc’s October 1, 2013 Current Report on Form 8-K).

10.1	Term Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 (incorporated by reference to Exhibit 10.1 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.2	Revolver Loan Amendment Agreement, by and among Actavis, Inc., Bank of America, N.A., as Administrative Agent, and the lenders party thereto, dated as of August 1, 2013 (incorporated by reference to Exhibit 10.2 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.3	Amended and Restated Actavis Term Loan Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.3 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).

10.4	Amended and Restated Actavis Revolving Credit Facility, by and among Actavis WC Holding S.à r.l., Actavis, Inc., Actavis plc (formerly known as Actavis Limited), the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, to be dated as of the Closing Date (incorporated by reference to Exhibit 10.4 of Actavis, Inc.’s August 2, 2013 Current Report on Form 8-K).